UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2011

Item 1 – Reports to Stockholders

11

Aberdeen Asia Pacific Income Fund, Inc.

Semi-Annual Report

April 30, 2011

Invests primarily in Australian and Asian debt securities.

www.aberdeenfax.com

Celebrating 25 Years of Investing in Asia-Pacific

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. Concentrating investments in a single country, region or industry may subject a fund to greater price volatility and risk of loss than more diverse funds. Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

Aberdeen Asset Management Inc. celebrated 25 years of

investing in the Asia-Pacific region with the closing bell

ceremony at the New York Stock Exchange on June 7, 2011.

Aberdeen’s U.S. fund directors, executives and guests

visited the exchange to honor two of Aberdeen’s flagship

U.S. closed-end funds: the Aberdeen Asia-Pacific Income

Fund, Inc. (NYSE: FAX) and the Aberdeen Australia Equity

Fund, Inc. (NYSE: IAF).

The Aberdeen Asia-Pacific Income Fund, Inc. represents

one of the strongest region-specific funds available with

a long-term track record, a history of prudent leadership

and a disciplined portfolio process. The Fund provides

regular income by investing in what we believe is in one

of the world’s most dynamic and growing regions.

Visit the Fund’s website to watch a short film of the

celebration and to learn more about investing in the

Asia-Pacific region:

Letter to Shareholders (unaudited)

June 8, 2011

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) for the six months ended April 30, 2011. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was 9.93% for the six months ended April 30, 2011 and 9.80% per annum since inception, assuming the reinvestment of distributions.

Share Price Performance

The Fund’s share price increased by 6.4% over the six month period, from $6.90 on October 31, 2010 to $7.34 on April 30, 2011. The Fund’s share price on April 30, 2011 represented a discount of 5.3% to the NAV per share of $7.75 on that date, compared with a discount of 5.1% to the NAV per share of $7.27 on October 31, 2010. At the date of this letter, the share price was $7.16 representing a discount of 5.4% to the NAV per share of $7.57.

Portfolio Allocation

As of April 30, 2011, the Fund held 44.2% of its total investments in Australian debt securities, 51.5% in Asian debt securities, 2.8% in European debt securities, 1.4% in U.S. debt securities and 0.1% in Canadian debt securities.

Of the Fund’s total investments, 33.7% were held in U.S. Dollar denominated bonds issued by foreign issuers, bringing the Fund’s U.S. Dollar exposure to 34.1%. The rest of the Fund’s currency exposure was 47.3% in the Australian Dollar and 18.6% in various Asian currencies.

Credit Quality

As of April 30, 2011, 67.3% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better by the Standard & Poor’s Corporation or Moody’s Investors Services, Inc., or judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Distributions

Distributions to common shareholders for the twelve months ended April 30, 2011 totaled $0.42 per share. Based on the share price of $7.34 on April 30, 2011, the distribution rate over the twelve months ended was 5.7%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On June 7, 2011, the Board of Directors of the Fund (the “Board”) authorized a monthly distribution of $0.035 per share, payable on July 15, 2011 to common shareholders of record as of June 30, 2011.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent the Fund does not generate earnings from dividends, interest and net realized capital gains equal to or in excess of the aggregate distributions paid by the Fund, paid-in capital, which is a non-taxable return of capital. It is the Board’s intention that a monthly distribution of $0.035 per share be maintained for twelve months, beginning with the July 15, 2011 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in September 2011.

Share Repurchase Policy

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended April 30, 2011 and the fiscal year ended October 31, 2010, the Fund did not repurchase any shares.

Revolving Credit Facility and Leverage

The Fund has entered into a $600 million loan facility with a syndicate led by The Bank of Nova Scotia, which was renewed for a 364 day term on April 13, 2011. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

portfolio securities during the twelve months ended June 30, 2010, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of distributions, please contact Aberdeen Asset Management Inc. by:

•	Calling toll free at 1-800-522-5465 in the United States,
•	Emailing InvestorRelations@aberdeen-asset.com, or
•	Visiting the website at www.aberdeenfax.com.

For more information about Aberdeen Closed-End Funds, please visit our Closed-End Investor Center at www.aberdeen-asset.us/cef.

From the site you will also be able to review performance, download literature and sign up for email services. The site houses topical information about the funds, including fact sheets from Morningstar that are updated daily and monthly manager reports. If you sign up for our email service online, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Yours sincerely,

Christian Pittard

President

Dividend Reinvestment and Direct Stock Purchase Plan

The Fund has a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through our transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Asia-Pacific Income Fund, Inc.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the Investment Company Act of 1940 (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders.

The Fund estimates that distributions for the fiscal year commencing November 1, 2010, including the distribution paid on June 17, 2011 are comprised of 100% net investment income.

This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2012, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2011 calendar year.

Report of the Investment Manager (unaudited)

Share Price Performance

On April 30, 2011, the Fund’s share price was $7.34, which represented a discount of 5.3% to the NAV per share of $7.75. As of June 8, 2011, the share price was $7.16, representing a discount of 5.4% to the NAV per share of $7.57.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the line of credit may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Aberdeen Asset Management Limited (the “Investment Adviser”) or Aberdeen Asset Management Investment Services Limited (the “Sub-Adviser”) from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain a NAV of no less than $1 billion.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund may implement a reverse repurchase agreement program if the Board determines it would be advantageous for the Fund and shareholders to do so. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Interest Rate Swaps

The Fund enters into interest rate swaps to efficiently gain or hedge interest rate or currency risk. On November 11, 2010, the Fund unwound two interest rate swap agreements with aggregate notional amounts of Hong Kong Dollar (“HKD”) 53 and 74 million. On April 21 and April 28, 2011, the Fund entered into new interest rate swap agreements with an aggregate notional amount of $116.0 and $127.5 million, respectively. As of April 30, 2011, the Fund held interest rate swap agreements with an aggregate notional amount of $540.0 million and Thailand Baht (“THB”) 695.0 million which represented 94% of the total borrowings. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest. The U.S. Dollar agreements receive the three month USD-LIBOR BBA rate. The THB agreement received the six month Thai Baht Fixing rate. The Fund pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of April 30, 2011	Amount (in millions)		Fixed Rate Payable (%)
60 months		$116.0	2.3180
60 months		$127.5	2.1875
38 months		$144.0	3.0125
38 months		$22.5	2.9600
18 months	THB	695.0	3.2300
12 months		$130.0	1.8170

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board of Directors.

Economic Review

Asian bond yields rose during the reporting period, as sentiment was weighed down by Europe’s sovereign debt crisis and inflationary fears. Market participants appeared unmoved by the European Union’s and the International Monetary Fund’s (“IMF”) €85 billion bailout package for Ireland, while higher food and energy prices and strong economic growth drove inflation numbers beyond targets set by central banks. Losses were slightly pared from February onwards, thanks to heightened risk aversion and a pick-up of inflows into the asset class. Continued political unrest in the Middle East and north Africa, as well as the devastating earthquake and tsunami in Japan, curtailed risk appetite, which benefited bond markets. Towards the end of the period, sentiment was further lifted by a rally in U.S. Treasuries after the Federal Reserve signaled its intent to maintain an accommodative monetary policy stance in response to disappointing economic data.

Positive currency returns helped the iBoxx Asia ex-Japan Government Bond Index and UBS Composite Index rise by 3.96% and 14.40%, respectively. The Australian Dollar was the best performer, gaining by 11.55% against the U.S. Dollar on the back of rising commodity prices. Next was the Taiwan Dollar, favored for its increasingly close economic ties to the mainland, while the Singapore Dollar rallied after the central bank allowed the currency to appreciate faster.

Asia dollar credit, as measured by the Merrill Lynch Asian U.S. Dollar Bond Index, returned 0.29%. Investors brushed aside negative news as they sought better yield and fund flows returned to emerging bond markets towards the period-end. Amid a flight to safety, investment-grade bonds outperformed their high-yield counterparts. At the sector level, banks and corporates performed well. In the primary market, there were a total of 64 new issues worth a total of $35.55 billion.

On the economic front, regional growth remained firm. Third- and fourth-quarter GDP continued to improve across most countries, driven by an acceleration in investment and consumption, as well as a rebound in exports. The anticipated moderation in growth this year back towards more sustainable levels – as a result of tighter monetary policy and an easing of low base effects – was unexpectedly mild.

Unsurprisingly, inflationary pressures intensified as output gaps closed or narrowed, while supply-side uncertainties, such as the

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

devastating floods and Cyclone Yasi in Australia, added pressure on food and energy prices. Most central banks were increasingly hawkish and continued to tighten monetary policy. Even Bangko Sentral ng Philipines, the central bank of the Philippines, which had been one of the more dovish central banks, raised its policy rate to 4.25% for the first time since mid-2009. China hiked lending rates three times as consumer prices rose to about 5% year-on-year for most of the reporting period.

The use of bond and interest rate futures contracts was primarily to hedge and manage the interest rate exposure of the Australian bond and U.S. dollar-denominated Asian credit portfolios. While the Australian futures detracted value, the latter added to the Fund’s overall performance.

The portfolio’s paid interest rate swap positions in both Thailand and Hong Kong were also positive as yields rose during the period. The Hong Kong position was unwound in November 2010.

We also employed foreign-exchange forwards to manage the exposure to Asian currencies. These forwards detracted marginally, although the Fund’s overall Asian currency exposure added value.

Portfolio Composition (unaudited)

Quality of Investments

As of April 30, 2011, 67.3% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2011, compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %
April 30, 2011	30.1	14.2	23.0	11.8	20.1	0.8
October 31, 2010	26.8	12.9	25.0	12.7	19.8	2.8
April 30, 2010	31.8	11.1	25.0	11.0	18.0	3.1

*	Below investment grade

Geographic Composition

The table below shows the geographical composition (i.e., with U.S. Dollar denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2011, compared with the previous six and twelve months:

Date	Australia %	Asia (including NZ) %	Europe %	United States %	Canada %
April 30, 2011	44.2	51.5	2.8	1.4	0.1
October 31, 2010	44.2	54.5	–	1.3	–
April 30, 2010	42.7	53.6	–	3.7	–

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of April 30, 2011, compared with the previous six and twelve months:

Date	Australian Dollar %	Asian Currencies (including NZ dollar) %	US Dollar* %
April 30, 2011	47.3	18.6	34.1
October 31, 2010	44.4	19.0	36.6
April 30, 2010	42.7	20.8	36.5

*	Includes U.S. Dollar denominated bonds issued by foreign issuers: 33.7% on April 30, 2011, 36.3% on October 31,2010, and 38.9% on April 30, 2010.

Maturity Composition

As of April 30, 2011, the average maturity of the Fund’s total investments was 7.1 years, compared with 7.2 years at October 31, 2010. The following table shows the maturity composition of the Fund’s investments as of April 30, 2011, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2011	20.9	24.6	37.3	17.2
October 31, 2010	24.5	27.2	31.5	16.8
April 30, 2010	28.4	24.7	34.9	12.0

Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from the previous six and twelve month periods.

	April 30, 2011	October 31, 2010	April 30, 2010
Australia
90 day bank bills	4.92%	4.87%	4.63%
10 year bonds	5.43%	5.20%	5.71%
Australian Dollar	$1.09	$0.98	$0.93
Malaysia
90 day T-bills	2.78%	2.89%	2.58%
10 year bonds	3.97%	3.82%	4.06%
Malaysian Ringgit*	~~R~~2.96	~~R~~3.11	~~R~~3.18
New Zealand
90 day bank bills	2.69%	3.21%	2.75%
10 year bonds	5.44%	5.24%	5.91%
New Zealand Dollar	$0.81	$0.76	$0.73
Philippines
90 day T-bills	0.78%	3.83%	4.14%
10 year bonds	6.45%	5.96%	8.11%
Philippines Peso*	~~P~~42.81	~~P~~43.02	~~P~~44.46
Singapore
90 day T-bills	0.27%	0.29%	0.33%
10 year bonds	2.41%	1.98%	2.67%
Singapore Dollar*	~~S~~$1.22	~~S~~$1.29	~~S~~$1.37
South Korea
90 day T-bills	3.39%	2.38%	2.15%
10 year bonds	4.48%	4.36%	4.82%
South Korean Won*	~~W~~1,071.65	~~W~~1,125.25	~~W~~1,108.35
Thailand
90 day deposits	1.50%	1.00%	0.75%
10 year bonds	3.68%	3.2%	3.53%
Thai Baht*	~~B~~29.85	~~B~~29.98	~~B~~32.36
US$ Bonds**
Hong Kong	1.90%	1.73%	0.93%
Malaysia	4.83%	0.93%	1.30%
Philippines	4.35%	3.72%	5.11%
South Korea	3.57%	2.77%	3.88%

*	These currencies are quoted Asian currency per U.S. Dollar. The Australian and New Zealand Dollars are quoted U.S. Dollars per currency.
**	Sovereign issues.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2011

Principal Amount (000)		Description	Value (US$)

	LONG-TERM FIXED INCOME INVESTMENTS—124.1%
	AUSTRALIA—49.9%
AUD	6,600	ALE Finance Co. Pty Ltd., 7.16%, 5/20/20 (a)	$7,234,256
AUD	1,800	AMP Group Finance Services Ltd., 7.00%, 3/02/15	1,972,573
AUD	8,000	AMP Group Finance Services Ltd., 9.00%, 5/16/11	8,782,124
AUD	2,500	APT Pipelines Ltd., 7.75%, 7/22/20	2,607,511
AUD	7,000	Australia & New Zealand Banking Group Ltd., 6.25%, 5/23/11 (a)(b)	7,674,077
AUD	5,300	Australia & New Zealand Banking Group Ltd., 6.75%, 11/10/14	5,882,525
AUD	22,500	Australia & New Zealand Banking Group Ltd., 8.50%, 4/22/13	25,895,595
AUD	33,400	Australia Government Bond, 4.50%, 10/21/14	35,871,669
AUD	79,600	Australia Government Bond, 4.75%, 11/15/12	87,016,558
AUD	74,800	Australia Government Bond, 5.50%, 1/21/18	82,714,652
AUD	79,820	Australia Government Bond, 5.75%, 7/15/22	89,441,697
AUD	4,000	Australian Prime Pty Fund Retail, 8.25%, 7/30/12	4,456,740
AUD	4,000	CFS Retail Property Trust, 6.25%, 12/22/14	4,311,967
AUD	4,300	CFS Retail Property Trust, 7.25%, 5/02/16	4,757,296
AUD	3,190	Crusade Global Trust, 5.1583%, 4/16/13 (a)(b)	3,480,150
AUD	3,500	GPT RE Ltd., 6.50%, 8/22/13	3,842,409
AUD	5,000	Heritage Building Society Ltd., 5.53%, 12/05/11 (a)(b)	5,385,356
AUD	24,500	Hypo Real Estate Bank International AG, 6.25%, 8/16/11	26,861,687
AUD	6,300	JPMorgan Chase & Co., 7.00%, 6/21/12	6,974,688
AUD	8,500	Leighton Finance Ltd., 9.50%, 7/28/14	9,590,108
AUD	4,000	Macquarie Bank Ltd., 5.32%, 5/31/12 (a)(b)	4,262,073
AUD	6,200	Macquarie Bank Ltd., 6.50%, 5/31/12 (a)(b)	6,673,424
AUD	11,500	Monumental Global Funding Ltd., 6.50%, 11/08/11	12,610,942
AUD	6,600	National Australia Bank Ltd., 6.75%, 9/16/14	7,322,586
AUD	3,500	National Capital Trust III, 5.8817%, 9/30/16 (a)(b)	3,364,938
AUD	2,500	National Wealth Management Holdings Ltd., 6.75%, 6/16/16 (a)(b)	2,517,083
AUD	4,947	Progress Trust, 4.97%, 8/25/36 (a)(c)	5,284,162
AUD	3,213	Puma Finance Ltd., 5.63%, 10/24/12 (a)(b)(c)	3,500,144
AUD	4,600	QIC Finance Shopping Center Fund Pty Ltd., 6.75%, 7/07/14	5,065,442
AUD	17,213	Queensland Treasury Corp., 6.00%, 10/21/15	19,087,716
AUD	58,000	Queensland Treasury Corp., 6.00%, 4/21/16	64,293,421
AUD	25,100	Queensland Treasury Corp., 6.00%, 2/21/18	27,669,740
AUD	41,490	Queensland Treasury Corp., 6.00%, 6/14/21	46,110,662
AUD	21,700	Queensland Treasury Corp., 6.25%, 6/14/19	24,554,576
AUD	39,180	Queensland Treasury Corp., 6.25%, 2/21/20	43,681,685
AUD	5,000	Rabobank Capital Funding Trust, 5.6017%, 12/31/14 (a)(b)(c)	4,961,384
AUD	5,000	Rabobank Capital Funding Trust VI, 6.415%, 12/31/14 (a)(b)(c)	5,082,832
AUD	5,000	Royal Bank of Scotland NV, 6.50%, 5/17/13 (a)(b)	4,801,847
AUD	4,800	Royal Womens Hospital Finance Pty Ltd., 6.20%, 3/26/17 (a)	4,759,772
AUD	6,000	SPI Australia Assets Pty Ltd., 7.00%, 8/12/15	6,551,606
AUD	15,000	SPI Electricity & Gas Australia Holdings Pty Ltd., 6.50%, 11/03/11	16,482,924
AUD	29,720	St. George Bank Ltd., 10.00%, 5/09/13 (a)(b)	34,613,057
AUD	8,500	Stockland Trust Management Ltd., 8.50%, 2/18/15	9,821,166
AUD	5,000	Suncorp Metway Insurance Ltd., 6.75%, 9/23/14 (a)(b)	4,899,126
AUD	4,000	Suncorp Metway Insurance Ltd., 6.75%, 10/06/16 (a)(b)	3,730,553
AUD	5,000	Suncorp Metway Insurance Ltd., 8.75%, 5/30/11	5,496,007
AUD	2,000	Telstra Corp. Ltd., 8.75%, 1/20/15	2,343,000
AUD	2,500	The Goldman Sachs Group, 6.35%, 4/12/16	2,619,321
AUD	5,000	Transurban Finance Co. Pty Ltd.,, 6.50%, 9/15/11	5,479,072
AUD	3,000	Transurban Finance Co. Pty Ltd.,, 7.25%, 3/24/14	3,290,929
AUD	30,500	Treasury Corp. of Victoria, 5.50%, 12/17/24	31,737,416

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2011

Principal Amount (000)		Description	Value (US$)

	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	AUSTRALIA (continued)
AUD	72,850	Treasury Corp. of Victoria, 5.75%, 11/15/16	$80,261,276
AUD	26,440	Treasury Corp. of Victoria, 6.25%, 10/15/12	29,462,241
AUD	5,150	Treasury Corp. of Victoria,, 6.00%, 10/17/22	5,670,314
AUD	7,000	Vodafone Group PLC, 6.75%, 1/10/13	7,757,940
AUD	8,500	Volkswagen Financial Services Australia Pty Ltd., 7.00%, 6/24/11	9,335,758
AUD	3,500	Volkswagen Financial Services Australia Pty Ltd., 7.25%, 11/26/12	3,895,927
AUD	8,900	Wesfarmers Ltd., 8.25%, 9/11/14	10,177,689
AUD	4,000	Westpac Banking Corp., 7.25%, 11/18/16	4,453,978
AUD	4,246	Westpac Securitisation Trust, 5.04%, 11/21/13 (a)(b)(c)	4,552,433
AUD	3,600	Woolworths Ltd., 6.75%, 3/22/16	3,965,964
AUD	2,000	WOT CMBS Pty Ltd., 5.31%, 5/16/13 (a)(c)	2,156,444
			1,009,112,208
	CANADA—0.1%
NZD	1,500	Province of Quebec, 6.75%, 11/09/15	1,295,258
	CHINA—8.9%
USD	8,050	Agile Property Holdings Ltd., 10.00%, 11/14/13 (b)(c)	8,613,500
USD	9,450	Central China Real Estate Ltd., 12.25%, 10/20/13 (b)(c)	9,855,405
USD	14,765	CFG Investment SAC, 9.25%, 6/06/11 (b)(c)	15,447,881
CNY	40,000	China Government Bond, 2.38%, 5/20/15	5,925,423
CNH	36,000	China Government Bond, 2.48%, 12/01/20	5,740,006
CNY	40,000	China Government Bond, 2.80%, 3/24/12	6,156,833
CNY	30,000	China Government Bond, 2.91%, 10/15/21	4,500,370
CNY	58,000	China Government Bond, 3.22%, 3/10/14	8,922,850
CNY	30,000	China Government Bond, 3.41%, 6/24/20	4,439,177
CNY	40,000	China Government Bond, 3.60%, 2/17/16	6,188,409
CNY	50,000	China Government Bond, 3.64%, 12/02/15	7,761,593
USD	13,400	China Oriental Group Co. Ltd., 7.00%, 11/17/14 (b)(c)	13,467,000
USD	8,800	China Overseas Finance Cayman Island II Ltd., 5.50%, 11/10/20 (c)	8,506,731
USD	2,800	Country Garden Holdings Co., 11.125%, 2/23/15 (b)(c)	2,933,000
USD	12,500	Country Garden Holdings Co., 11.75%, 9/10/14 (c)	13,718,750
USD	5,300	Longfor Properties Co. Ltd., 9.50%, 4/07/14 (b)(c)	5,485,500
USD	3,650	Sino-Forest Corp., 6.25%, 10/21/14 (b)(c)	3,586,125
USD	11,150	Sino-Forest Corp., 10.25%, 7/28/14 (c)	12,515,875
USD	4,900	Sinochem Overseas Capital Co. Ltd., 6.30%, 11/12/40 (c)	4,760,056
USD	13,750	Texhong Textile Group Ltd., 7.625%, 1/19/16 (c)	13,733,500
USD	14,550	West China Cement Ltd., 7.50%, 1/25/14 (b)(c)	14,567,460
USD	2,600	Yanlord Land Group Ltd., 10.625%, 3/29/15 (b)(c)	2,665,000
			179,490,444
	FRANCE—0.5%
AUD	4,000	AXA SA, 6.29%, 10/26/16 (a)(b)	3,552,370
AUD	6,000	Cie de Financement Foncier, 6.25%, 1/30/17	6,249,937
			9,802,307
	GERMANY—1.3%
AUD	2,400	Deutsche Bank AG, 7.50%, 10/19/12	2,674,491
AUD	1,000	Kreditanstalt fuer Wiederaufbau, 6.25%, 12/04/19	1,084,557
AUD	17,100	Landwirtschaftliche Rentenbank, 6.00%, 5/30/13	18,974,218
AUD	3,950	Landwirtschaftliche Rentenbank, 6.00%, 7/15/14	4,365,299
			27,098,565

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2011

Principal Amount (000)		Description	Value (US$)

	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	HONG KONG—8.7%
USD	22,500	Fita International Ltd., 7.00%, 2/10/20	$23,359,500
USD	17,950	Fufeng Group Ltd., 7.625%, 4/13/14 (b)(c)	17,389,063
USD	17,000	Henson Finance Ltd., 5.50%, 9/17/19	16,636,693
HKD	100,000	Hong Kong Government Bond, 1.67%, 3/24/14	13,140,229
HKD	60,000	Hong Kong Government Bond, 1.69%, 12/22/14	7,825,422
USD	23,450	HongKong Land Finance Cayman Island Co. Ltd., 4.50%, 10/07/25	20,773,909
USD	1,600	Hutchison Whampoa International Ltd., 4.625%, 9/11/15 (c)	1,707,200
USD	1,900	Hutchison Whampoa International Ltd., 7.45%, 11/24/33 (c)	2,355,574
USD	23,250	Hutchison Whampoa International Ltd., 7.625%, 4/09/19 (c)	27,883,469
CNH	18,000	Sinochem Offshore Capital Co. Ltd., 1.80%, 1/18/14	2,785,339
USD	150	Sun Hung Kai Properties Capital Market Ltd., 4.00%, 11/02/20	142,136
USD	19,800	Swire Pacific MTN Financing Ltd., 5.50%, 8/19/19	20,944,301
USD	20,350	Wing Hang Bank Ltd., 6.00%, 4/20/17 (a)(b)	20,660,032
			175,602,867
	INDIA—6.1%
USD	8,750	Axis Bank Ltd., 5.25%, 9/30/15	9,072,324
USD	13,400	Bank of Baroda, 5.00%, 8/24/16	13,703,389
USD	14,100	ICICI Bank Ltd., 6.375%, 4/30/17 (a)(b)	14,064,750
USD	8,900	ICICI Bank UK PLC, 1.4591%, 12/01/11 (a)(b)	8,749,608
INR	1,638,700	India Government Bond, 7.02%, 8/17/16	35,346,590
INR	600,000	India Government Bond, 7.49%, 4/16/17	13,097,180
USD	6,800	Indian Railway Finance Corp. Ltd., 4.406%, 3/30/16	6,939,740
INR	200,000	National Bank For Agriculture and Rural Development, 9.50%, 10/15/12	4,517,562
USD	11,200	NTPC Ltd., 5.875%, 3/02/16	11,946,670
INR	200,000	Power Finance Corp. Ltd., 7.10%, 7/15/12	4,401,131
INR	76,000	Power Finance Corp. Ltd., 7.89%, 9/15/12	1,682,846
			123,521,790
	INDONESIA—6.9%
IDR	167,000,000	Barclays Indonesia Government Bond Credit Linked Note, 9.50%, 6/17/15	21,265,005
USD	4,100	Indonesia Government International Bond, 5.875%, 3/13/20 (c)	4,469,000
USD	17,000	Indonesia Government International Bond, 6.625%, 2/17/37 (c)	18,182,945
USD	16,500	Indonesia Government International Bond, 11.625%, 3/04/19 (c)	24,048,750
IDR	67,500,000	Indonesia Treasury Bond, 7.375%, 9/15/16	8,023,136
IDR	60,000,000	Indonesia Treasury Bond, 10.75%, 5/15/16	8,136,481
IDR	13,400,000	Indonesia Treasury Bond, 11.00%, 11/15/20	1,901,662
USD	9,550	Indosat Palapa Co. BV, 7.375%, 7/29/15 (b)(c)	10,719,875
USD	15,900	Listrindo Capital BV, 9.25%, 1/29/13 (b)(c)	17,760,459
USD	2,600	Majapahit Holding BV, 7.25%, 6/28/17 (c)	2,926,162
USD	2,150	Majapahit Holding BV, 7.875%, 6/29/37 (c)	2,429,500
USD	2,500	Majapahit Holding BV, 8.00%, 8/07/19 (c)	2,918,750
USD	13,950	Perusahaan Penerbit SBSN Indonesia, 8.80%, 4/23/14 (c)	16,210,849
			138,992,574
	MALAYSIA—6.5%
USD	11,100	AMBB Capital (L) Ltd., 6.77%, 1/27/16 (a)(b)	11,410,245
MYR	76,100	Malaysian Government Bond, 3.21%, 5/31/13	25,696,236
MYR	37,000	Malaysian Government Bond, 3.702%, 2/25/13	12,617,849
MYR	29,500	Malaysian Government Bond, 4.012%, 9/15/17	10,105,015

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2011

Principal Amount (000)		Description	Value (US$)

	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	MALAYSIA (continued)
MYR	76,163	Malaysian Government Bond, 4.262%, 9/15/16	$26,553,811
MYR	15,400	Malaysian Government Bond, 4.392%, 4/15/26	5,233,265
USD	7,750	PETRONAS Capital Ltd., 5.25%, 8/12/19 (c)	8,242,195
USD	13,350	PETRONAS Global Sukuk Ltd., 4.25%, 8/12/14 (c)	14,077,188
USD	4,450	Public Bank Bhd, 6.84%, 8/22/16 (a)(b)	4,730,751
USD	5,700	SBB Capital Corp., 6.62%, 11/02/15 (a)(b)	5,937,473
USD	6,300	TNB Capital (L) Ltd., 5.25%, 5/05/15 (c)	6,761,847
			131,365,875
	NETHERLANDS—1.3%
AUD	1,300	ING Bank Australia Ltd., 5.75%, 8/28/13	1,434,220
AUD	12,400	ING Bank Australia Ltd., 5.75%, 3/03/15	13,553,440
AUD	10,000	ING Bank Australia Ltd., 7.00%, 4/24/12	11,031,035
			26,018,695
	NORWAY—0.3%
AUD	4,800	Kommunalbanken AS, 6.50%, 4/12/21	5,246,467
	PHILIPPINES—7.1%
USD	16,700	Alliance Global Group Inc., 6.50%, 8/18/17	16,649,950
USD	7,400	National Power Corp., 6.875%, 11/02/16 (c)	8,430,850
PHP	380,000	Philippine Government Bond, 6.25%, 1/27/14	9,330,407
PHP	338,000	Philippine Government Bond, 7.00%, 1/27/16	8,646,871
PHP	517,000	Philippine Government Bond, 9.125%, 9/04/16	14,331,600
USD	17,050	Philippine Government International Bond, 7.75%, 1/14/31	20,886,250
USD	6,950	Philippine Government International Bond, 8.875%, 3/17/15	8,531,125
USD	19,770	Philippine Government International Bond, 9.875%, 1/15/19	26,738,925
USD	14,979	Philippine Government International Bond, 10.625%, 3/16/25	22,356,157
USD	6,250	Philippine Long Distance Telephone Co., 8.35%, 3/06/17	7,343,750
			143,245,885
	REPUBLIC OF SOUTH KOREA—13.5%
USD	10,900	Busan Bank, 5.50%, 3/14/12 (a)(b)	11,099,415
USD	2,620	Busan Bank, 6.00%, 10/30/12 (a)(b)	2,708,687
USD	4,400	Hana Bank, 4.00%, 11/03/16 (c)	4,399,208
USD	7,400	Hana Bank, 5.375%, 4/12/12 (a)(b)	7,513,035
USD	1,950	Hana Funding Ltd., 8.748%, 12/17/12 (a)(b)	2,094,436
USD	1,950	Hyundai Capital Services, Inc., 4.375%, 7/27/16 (c)	1,982,721
USD	17,100	Hyundai Capital Services, Inc., 6.00%, 5/05/15 (c)	18,693,857
USD	11,650	Korea Expressway Corp., 4.50%, 3/23/15 (c)	12,183,803
USD	1,350	Korea Expressway Corp., 5.125%, 5/20/15 (c)	1,441,539
USD	5,400	Korea Finance Corp., 3.25%, 9/20/16	5,273,316
USD	2,800	Korea Hydro & Nuclear Power Co. Ltd., 3.125%, 9/16/15 (c)	2,767,246
KRW	15,700,000	Korea Monetary Stabilization Bond, 3.99%, 2/01/13	14,729,696
USD	17,570	Korea South-East Power Co. Ltd., 6.00%, 5/25/16 (c)	19,013,042
KRW	45,910,000	Korea Treasury Bond, 4.50%, 3/10/15	43,653,506
KRW	10,200,000	Korea Treasury Bond, 5.25%, 9/10/15	9,982,275
KRW	5,100,000	Korea Treasury Bond, 5.50%, 9/10/17	5,085,647
KRW	6,000,000	Korea Treasury Bond, 5.75%, 9/10/18	6,068,827
KRW	26,674,000	Korea Treasury Bond, 6.91%, 7/18/11	25,080,629
KRW	3,500,000	Korea Treasury Inflation Linked Bond, 2.75%, 6/10/20	3,644,716

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2011

Principal Amount (000)		Description	Value (US$)

	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	REPUBLIC OF SOUTH KOREA (continued)
USD	8,500	National Agricultural Cooperative Federation, 4.25%, 1/28/16 (c)	$8,743,695
USD	10,500	Republic of Korea, 7.125%, 4/16/19	12,442,689
USD	3,950	SC First Bank Korea Ltd., 7.267%, 3/03/14 (a)(b)(c)	4,167,250
USD	11,300	SC First Bank Korea Ltd., 7.267%, 3/03/14 (a)(b)(c)	11,921,500
USD	8,350	Shinhan Bank, 4.125%, 10/04/16 (c)	8,446,818
USD	18,330	Shinhan Bank, 5.663%, 3/02/15 (a)(b)(c)	18,387,006
USD	3,600	Shinhan Bank, 6.819%, 9/20/16 (a)(b)	3,750,210
USD	7,950	Woori Bank, 4.50%, 10/07/15 (c)	8,215,371
			273,490,140
	SINGAPORE—3.7%
SGD	2,750	CapitaMalls Asia Treasury Ltd., 3.95%, 8/24/17	2,313,345
SGD	3,000	CMT MTN Pte. Ltd., 2.85%, 9/01/14	2,484,271
SGD	6,250	Housing & Development Board Bond, 1.55%, 10/26/12	5,161,712
USD	8,350	Oversea-Chinese Banking Corp. Ltd., 3.75%, 11/15/17 (a)(b)	7,844,942
SGD	6,250	Singapore Airlines Ltd., 3.22%, 7/09/20	5,130,361
SGD	13,850	Singapore Government Bond, 2.375%, 4/01/17	11,891,414
SGD	2,920	Singapore Government Bond, 2.50%, 6/01/19	2,434,730
SGD	10,000	Singapore Government Bond, 2.875%, 7/01/15	8,813,733
SGD	11,160	Singapore Government Bond, 3.25%, 9/01/20	9,723,619
USD	13,550	STATS ChipPAC Ltd., 7.50%, 8/12/13 (b)(c)	14,634,000
SGD	6,250	Temasek Financial (I) Ltd., 3.265%, 2/19/20	5,320,866
			75,752,993
	SPAIN—0.3%
AUD	5,800	Instituto de Credito Oficial, 5.50%, 10/11/12	6,197,463
	SUPRANATIONAL—3.0%
AUD	13,800	Asian Development Bank, 5.50%, 2/15/16	14,910,231
AUD	10,000	Asian Development Bank, 6.25%, 3/05/20	11,004,180
AUD	11,200	Inter-American Development Bank, 6.50%, 8/20/19	12,556,987
AUD	3,600	International Bank for Reconstruction & Development, 5.75%, 10/21/19	3,858,342
AUD	17,100	International Finance Corp., 5.75%, 7/28/20	18,096,844
			60,426,584
	SWITZERLAND—0.1%
AUD	1,600	ELM BV for Swiss Reinsurance Co., 7.635%, 5/25/17 (a)(b)	1,455,269
	THAILAND—3.7%
USD	4,800	Bangkok Bank PCL, 4.80%, 10/18/20 (c)	4,589,818
USD	12,700	Bangkok Bank PCL, 9.025%, 3/15/29 (c)	15,259,558
USD	5,300	Kasikornbank PCL, 8.25%, 8/21/16 (c)	5,969,035
USD	13,650	PTTEP Australia International Finance Pty Ltd., 4.152%, 7/19/15 (c)	13,856,948
THB	60,000	Thailand Government Bond, 2.80%, 10/10/17	1,921,182
THB	273,000	Thailand Government Bond, 3.625%, 5/22/15	9,225,708
THB	233,000	Thailand Government Bond, 3.875%, 6/13/19	7,998,152
THB	225,000	Thailand Government Bond, 4.25%, 3/13/13	7,682,367
THB	264,000	Thailand Government Bond, 5.25%, 5/12/14	9,322,923
			75,825,691

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2011

Principal Amount (000)		Description	Value (US$)

	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	UNITED KINGDOM—1.1%
AUD	3,200	Barclays Bank PLC, 6.75%, 8/13/12	$3,527,265
AUD	4,200	Barclays Bank PLC, 6.75%, 2/24/14	4,620,987
AUD	4,000	HBOS PLC, 6.75%, 5/01/12 (a)(b)	3,872,081
AUD	5,800	Lloyds TSB Bank PLC, 7.50%, 10/01/14	6,367,663
AUD	5,000	Royal Bank of Scotland PLC, 5.76%, 7/27/11 (a)(b)	4,977,059
			23,365,055
	UNITED STATES—1.1%
AUD	1,200	Bank of America Corp., 6.75%, 9/09/13	1,319,147
NZD	2,000	Bank of America Corp., 7.53%, 3/08/12	1,654,333
AUD	8,700	General Electric Capital Australia Funding Pty Ltd., 6.00%, 8/17/12	9,538,544
AUD	1,400	General Electric Capital Australia Funding Pty Ltd., 6.00%, 5/15/13	1,528,524
NZD	2,000	General Electric Capital Corp., 6.50%, 9/28/15	1,688,387
AUD	6,000	Merrill Lynch & Co., 6.75%, 3/12/14	6,498,664
			22,227,599
		Total Long-Term Investments (cost $2,238,267,222)	2,509,533,729
	SHORT-TERM INVESTMENT—1.3%
	UNITED STATES—1.3%
USD	26,536	Repurchase Agreement, State Street Bank & Trust Co., 0.01% dated 4/29/11, due 5/02/11 in the amount of $26,536,022, (collateralized by $270,000 U.S. Treasury Note, 1.00% due 4/30/12; value of $273,325 and $26,185,000 U.S. Treasury Bond, 4.50% due 8/15/39; value of $26,806,894)	26,536,000
		Total Short-Term Investment (cost $26,536,000)	26,536,000
		Total Investments—125.4% (cost $2,264,803,222)	2,536,069,729

		Liabilities in Excess of Other Assets—(25.4)%	(513,727,188)
		Net Assets—100.0%	$2,022,342,541

AUD—Australian Dollar	IDR—Indonesian Rupiah	NZD—New Zealand Dollar	TWD—New Taiwanese Dollar
CNH—Chinese Yuan Renminbi Offshore	INR—Indian Rupee	PHP—Philippine Peso	USD—U.S. Dollar
CNY—Chinese Yuan Renminbi	KRW—South Korean Won	SGD—Singapore Dollar
HKD—Hong Kong Dollar	MYR—Malaysian Ringgit	THB—Thai Baht

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at April 30, 2011.
(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2011, the aggregate market value of these securities amounted to $516,579,273 or 25.54% of net assets applicable to common shareholders.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2011

At April 30, 2011, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Australian Treasury Bill 6%—90 day	UBS	(116)	9/08/11	$27,242
Australian Treasury Bond 6%—3 year	UBS	(192)	6/15/11	1,053
Australian Treasury Bond 6%—10 year	UBS	(475)	6/15/11	(438,892)
United States Treasury Note 6%—2 year	UBS	29	6/30/11	33,010
United States Treasury Note 6%—5 year	UBS	48	6/30/11	91,489
United States Treasury Note 6%—10 year	UBS	(276)	6/21/11	(682,024)
United States Treasury Note 6%—30 year	UBS	5	6/21/11	12,801
				$(955,321)

At April 30, 2011, the Fund’s open forward foreign currency exchange contracts* were as follows:

Purchase/Sale Settlement Date	Counterparty	Amount Purchased	Amount Sold	Market Value	Unrealized Appreciation/ (Depreciation)
Purchase Contracts
Chinese Yuan Renminbi Offshore/United States Dollar
09/07/11	Deutsche Bank	CNH82,905,600	USD12,700,000	$12,915,241	$215,241
09/07/11	Goldman Sachs	CNH13,234,845	USD2,026,000	2,061,757	35,757
09/07/11	HSBC	CNH220,088,700	USD33,800,000	34,285,967	485,967
Chinese Yuan Renminbi/United States Dollar
05/18/11	JPMorgan Chase	CNY25,999,350	USD3,900,000	4,015,624	115,624
08/02/11	State Street	CNY194,024,500	USD29,000,000	30,242,352	1,242,352
09/07/11	Bank of America	CNY5,887,350	USD900,000	920,094	20,094
09/07/11	Deutsche Bank	CNY1,937,250	USD300,000	302,760	2,760
09/07/11	Standard Chartered Bank	CNY12,357,600	USD1,900,000	1,931,285	31,285
01/17/12	Deutsche Bank	CNY17,366,400	USD2,700,000	2,738,034	38,034
01/17/12	Goldman Sachs	CNY299,434,905	USD46,350,000	47,209,731	859,731
Hong Kong Dollar/United States Dollar
06/02/11	Deutsche Bank	HKD349,501,500	USD45,000,000	45,007,700	7,700
06/02/11	Goldman Sachs	HKD1,554,645	USD200,000	200,202	202
01/17/12	Deutsche Bank	HKD139,572,000	USD18,000,000	18,006,821	6,821
Indian Rupee/United States Dollar
05/02/11	HSBC	INR49,049,000	USD1,100,000	1,109,329	9,329
05/02/11	Royal Bank of Canada	INR902,884,000	USD20,367,336	20,420,310	52,974
05/02/11	Standard Chartered Bank	INR682,345,300	USD15,030,000	15,432,439	402,439
05/02/11	UBS	INR45,710,000	USD1,031,130	1,033,812	2,682
09/07/11	Deutsche Bank	INR372,772,000	USD8,200,000	8,251,494	51,494
09/07/11	UBS	INR9,068,000	USD200,000	200,725	725
Indonesian Rupiah/United States Dollar
08/02/11	Deutsche Bank	IDR85,268,625,000	USD9,750,000	9,932,958	182,958
08/02/11	Standard Chartered Bank	IDR28,303,000,000	USD3,100,000	3,297,022	197,022
08/19/11	Standard Chartered Bank	IDR58,687,500,000	USD6,250,000	6,821,128	571,128

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2011

Purchase/Sale Settlement Date	Counterparty	Amount Purchased	Amount Sold	Market Value	Unrealized Appreciation/ (Depreciation)
Malaysian Ringgit/United States Dollar
06/02/11	Standard Chartered Bank	MYR1,226,200	USD400,000	$414,592	$14,592
06/02/11	State Street	MYR19,506,600	USD6,450,000	6,595,402	145,402
06/02/11	UBS	MYR3,028,000	USD1,000,000	1,023,801	23,801
08/02/11	HSBC	MYR600,700	USD200,000	202,720	2,720
New Taiwan Dollar/United States Dollar
05/24/11	Goldman Sachs	TWD1,089,460,000	USD38,000,000	38,189,659	189,659
05/24/11	HSBC	TWD70,920,000	USD2,400,000	2,486,012	86,012
Philippine Peso/United States Dollar
06/07/11	Deutsche Bank	PHP148,682,000	USD3,400,000	3,495,213	95,213
08/02/11	Royal Bank of Canada	PHP13,179,000	USD300,000	309,805	9,805
08/02/11	Standard Chartered Bank	PHP538,826,100	USD12,300,000	12,666,443	366,443
Singapore Dollar/United States Dollar
06/02/11	HSBC	SGD755,919	USD600,000	617,551	17,551
06/02/11	Royal Bank of Canada	SGD41,758,667	USD33,070,000	34,114,920	1,044,920
South Korean Won/United States Dollar
06/02/11	Bank of America	KRW324,930,000	USD300,000	304,070	4,070
06/03/11	Bank of America	KRW1,640,700,000	USD1,500,000	1,535,517	35,517
06/03/11	Credit Suisse	KRW5,797,680,000	USD5,100,000	5,425,999	325,999
06/03/11	JPMorgan Chase	KRW11,015,000,000	USD10,000,000	10,308,844	308,844
Thai Baht/United States Dollar
06/02/11	HSBC	THB217,459,305	USD7,117,000	7,272,758	155,758
Total Purchase Contracts				$391,300,091	$7,358,625
Sale Contracts
United States Dollar/Chinese Yuan Renminbi
05/18/11	Royal Bank of Canada	USD3,900,000	CNY25,490,400	3,937,016	(37,016)
08/02/11	Deutsche Bank	USD29,000,000	CNY188,471,000	29,376,735	(376,735)
08/02/11	HSBC	USD1,400,000	CNY9,055,200	1,411,423	(11,423)
09/07/11	Credit Suisse	USD900,000	CNY5,832,900	911,584	(11,584)
09/07/11	HSBC	USD8,150,000	CNY52,750,875	8,244,074	(94,074)
09/07/11	State Street	USD1,300,000	CNY8,525,400	1,332,377	(32,377)
01/17/12	Standard Chartered Bank	USD49,050,000	CNY315,023,625	49,667,492	(617,492)
United States Dollar/Hong Kong Dollar
06/02/11	Deutsche Bank	USD5,400,000	HKD41,991,615	5,407,548	(7,548)
01/17/12	JPMorgan Chase	USD65,000,000	HKD504,822,500	65,129,456	(129,456)
United States Dollar/Indian Rupee
05/02/11	HSBC	USD1,106,451	INR49,049,000	1,109,329	(2,878)
05/02/11	JPMorgan Chase	USD18,900,000	INR850,122,000	19,227,004	(327,004)
05/02/11	Royal Bank of Canada	USD19,900,000	INR902,884,000	20,420,309	(520,309)
05/02/11	Standard Chartered Bank	USD15,392,405	INR682,345,300	15,432,440	(40,035)
05/02/11	UBS	USD1,000,000	INR45,710,000	1,033,812	(33,812)
09/07/11	Standard Chartered Bank	USD23,670,000	INR1,072,369,350	23,737,430	(67,430)
United States Dollar/Indonesian Rupiah
05/23/11	Credit Suisse	USD4,500,000	IDR40,446,000,000	4,725,997	(225,997)
08/02/11	Bank of America	USD1,100,000	IDR9,680,800,000	1,127,718	(27,718)
08/02/11	HSBC	USD20,500,000	IDR183,639,000,000	21,392,142	(892,142)
08/02/11	Royal Bank of Canada	USD5,400,000	IDR49,653,000,000	5,784,087	(384,087)
08/02/11	Standard Chartered Bank	USD6,300,000	IDR55,426,000,000	6,456,585	(156,585)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2011

Purchase/Sale Settlement Date	Counterparty	Amount Purchased	Amount Sold	Market Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Malaysian Ringgit
06/02/11	Credit Suisse	USD2,800,000	MYR8,577,800	$2,900,251	$(100,251)
06/02/11	State Street	USD300,000	MYR892,050	301,612	(1,612)
12/08/11	Standard Chartered Bank	USD23,240,000	MYR71,962,660	24,164,934	(924,934)
United States Dollar/New Taiwan Dollar
05/24/11	Royal Bank of Canada	USD500,000	TWD14,300,000	501,269	(1,269)
05/24/11	Standard Chartered Bank	USD8,600,000	TWD253,072,200	8,871,130	(271,130)
United States Dollar/Philippine Peso
08/02/11	Standard Chartered Bank	USD8,920,000	PHP383,479,720	9,014,641	(94,641)
United States Dollar/Singapore Dollar
06/02/11	Bank of America	USD5,400,000	SGD6,730,650	5,498,633	(98,633)
06/02/11	Deutsche Bank	USD8,100,000	SGD10,305,468	8,419,096	(319,096)
06/02/11	JPMorgan Chase	USD1,940,000	SGD2,460,269	2,009,927	(69,927)
United States Dollar/South Korean Won
06/03/11	Bank of America	USD2,100,000	KRW2,338,830,000	2,188,891	(88,891)
06/03/11	Credit Suisse	USD6,700,000	KRW7,605,840,000	7,118,241	(418,241)
06/03/11	State Street	USD36,680,000	KRW39,940,852,000	37,380,301	(700,301)
06/03/11	UBS	USD200,000	KRW219,280,000	205,222	(5,222)
United States Dollar/Thai Baht
06/02/11	Credit Suisse	USD3,700,000	THB113,534,500	3,797,073	(97,073)
06/02/11	Standard Chartered Bank	USD2,300,000	THB69,701,500	2,331,113	(31,113)
Total Sale Contracts				$400,566,892	$(7,218,036)

*	Certain contracts with different trade dates and like characteristics have been shown net.

At April 30, 2011, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Appreciation/ (Depreciation)
THB	695,000,000	10/29/12	UBS	Receive	6-month Thai Baht	3.23%	$(15,120)
USD	130,000,000	04/21/12	Deutsche Bank	Receive	3-month LIBOR Index	1.82%	(1,875,078)
USD	144,000,000	06/30/14	Deutsche Bank	Receive	3-month LIBOR Index	3.01%	(8,953,982)
USD	22,500,000	06/30/14	Merrill Lynch	Receive	3-month LIBOR Index	2.96%	(1,358,257)
USD	116,000,000	04/27/16	Deutsche Bank	Receive	3-month LIBOR Index	2.32%	(1,014,443)
USD	127,500,000	05/04/16	Deutsche Bank	Receive	3-month LIBOR Index	2.19%	327,803
							$(12,889,077)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2011

Assets
Investments, at value (cost $2,264,803,222)	$2,536,069,729
Cash	3,489
Foreign currency, at value (cost $50,896,913)	50,735,642
Cash at broker for financial futures	8,919,289
Cash at broker for interest rate swap agreements	13,780,058
Interest and dividends receivable	35,646,426
Receivable for investments sold	16,555,656
Unrealized appreciation on forward foreign currency exchange contracts	7,358,625
Unrealized appreciation on interest rate swaps	327,803
Unrealized appreciation on spot foreign currency contracts	33,901
Prepaid expenses	1,211,207
Total assets	2,670,641,825

Liabilities
Bank loan payable (Note 5)	600,000,000
Payable for investments purchased	15,385,857
Unrealized depreciation on interest rate swaps	13,216,880
Dividends payable to common shareholders	9,134,082
Unrealized depreciation on forward foreign currency exchange contracts	7,218,036
Variation margin payable for futures contracts	955,321
Interest payable on bank loan	372,000
Investment management fees payable	1,302,195
Administration fees payable	263,471
Accrued expenses and other liabilities	451,442
Total liabilities	648,299,284

Net Assets	$2,022,342,541

Composition of Net Assets:
Common stock (par value $.01 per share)	$2,609,757
Paid-in capital in excess of par	1,637,797,386
Accumulated net investment income	66,413,567
Accumulated net realized loss from investment transactions	(167,265,758)
Net unrealized appreciation on investments, futures contracts and interest rate swaps	39,029,472
Accumulated net realized foreign exchange gains	223,141,470
Net unrealized foreign exchange and forward foreign currency contract gains	220,616,647
Net Assets	$2,022,342,541
Net asset value per common share based on 260,975,744 shares issued and outstanding	$7.75

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2011

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $667,839)	$65,969,213
Other income	14,127
65,983,340

Expenses
Investment management fee	6,425,347
Administration fee	1,304,373
Bank loan fees and expenses	569,652
Custodian’s fees and expenses	427,828
Investor relations fees and expenses	261,518
Insurance expense	234,749
Reports to shareholders and proxy solicitation	197,329
Directors’ fees and expenses	178,559
Legal fees and expenses	116,937
Transfer agent’s fees and expenses	58,893
Independent auditors’ fees and expenses	51,717
Miscellaneous	61,091
Total operating expenses, excluding interest expense	9,887,993
Interest expense (Note 5)	4,761,000
Total operating expenses	14,648,993

Net investment income	51,334,347

Realized and Unrealized Gains/(Losses) on Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Net realized gain/(loss) from:
Investment transactions (including $206,891 capital gains tax)	8,045,996
Interest rate swaps	(4,922,416)
Futures contracts	(1,983,825)
Forward and spot foreign currency exchange contracts	505,709
Foreign currency transactions	114,881,963
116,527,427

Net change in unrealized appreciation/(depreciation) on:
Investments	(30,899,563)
Interest rate swaps	6,028,618
Futures contracts	247,545
Forward and spot foreign currency transactions	(1,391,128)
Foreign currency translation	38,119,182
12,104,654
Net gain on investments, interest rate swaps, futures contracts and foreign currencies	128,632,081
Net Increase in Net Assets Resulting from Operations	$179,966,428

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2011 (unaudited)	For the Year Ended October 31, 2010

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$51,334,347	$95,383,184
Net realized gain/(loss) from investments, interest rate swaps and futures contracts	1,346,646	43,326,747
Net realized gain/(loss) from foreign currency transactions	115,180,781	69,079,097
Net change in unrealized appreciation/depreciation on investments, interest rate swaps and futures contracts	(24,623,400)	47,713,130
Net change in unrealized appreciation/depreciation on foreign currency translation	36,728,054	47,936,563
Net Increase/(Decrease) in Net Assets Resulting From Operations	179,966,428	303,438,721

Distributions to shareholders from:
Net investment income	(54,804,906)	(109,609,832)
Net decrease in net assets from distributions	(54,804,906)	(109,609,832)
Change in net assets resulting from operations	125,161,522	193,828,889

Net Assets:
Beginning of period	1,897,181,019	1,703,352,130
End of period (including net investment income of $66,413,567 and $69,884,126, respectively)	$2,022,342,541	$1,897,181,019

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six Months Ended April 30, 2011

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $3,933,167)	$71,185,752
Operating expenses paid	(14,984,287)
Payments received from broker for collateral on interest rate swaps	3,760,000
Purchases and sales of short-term portfolio investments, net	(1,247,000)
Purchases of long-term portfolio investments	(947,924,660)
Proceeds from sales of long-term portfolio investments	965,847,379
Realized losses on forward foreign currency exchange contracts closed	(294,707)
Realized losses on interest rate swap transactions	(4,922,416)
Payments received from broker for futures contracts	1,092,926
Increase in prepaid expenses and other assets	(514,731)
Net cash provided from operating activities	71,998,256
Cash flows provided from (used for) financing activities
Dividends paid to common shareholders	(54,804,935)
Net cash used for financing activities	(54,804,935)
Effect of exchange rate on cash	8,229,081
Net increase in cash	25,422,402
Cash at beginning of period	25,316,729
Cash at end of period	$50,739,131

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided from Operating Activities
Net increase in total net assets resulting from operations	$179,966,428
Decrease in investments	19,581,456
Net realized gain on investment transactions	(8,252,887)
Net realized loss on swaps	4,922,416
Net realized loss on futures	1,983,825
Net realized foreign exchange gains	(115,180,781)
Net change in unrealized appreciation on investments, futures contracts and interest rate swaps	24,623,400
Net change in unrealized foreign exchange gains/losses	(36,728,054)
Decrease in interest receivable	1,269,245
Increase in receivable for investments sold	(10,626,198)
Decrease in interest payable on bank loan	(137,833)
Net change in margin variation on futures	(247,545)
Net increase in other assets	(514,731)
Increase in payable for investments purchased	4,452,680
Payments received from broker for swaps	3,760,000
Payments received from broker for futures	3,324,296
Decrease in accrued expenses and other liabilities	(197,461)
Total adjustments	(107,968,172)
Net cash provided from operating activities	$71,998,256

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2011 (unaudited)		For the Year Ended October 31,
			2010	2009	2008	2007	2006
Per Share Operating Performance(a):
Net asset value per common share, beginning of period	$7.27		$6.53	$4.91	$6.99	$6.46	$6.32
Net investment income	0.20		0.37	0.35	0.42	0.44	0.40
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.49		0.79	1.73	(2.03)	0.63	0.27
Dividends to preferred shareholders from net investment income	–		–	–	(0.06)	(0.12)	(0.11)
Total from investment operations applicable to common shareholders	0.69		1.16	2.08	(1.67)	0.95	0.56
Distributions to common shareholders from:
Net investment income	(0.21)		(0.42)	(0.38)	(0.42)	(0.26)	(0.37)
Tax return of capital	–		–	(0.09)	–	(0.16)	(0.05)
Total distributions	(0.21)		(0.42)	(0.47)	(0.42)	(0.42)	(0.42)
Effect of Fund shares repurchased	–		–	0.01	0.01	–	–
Net asset value per common share, end of period	$7.75		$7.27	$6.53	$4.91	$6.99	$6.46
Market value, end of period	$7.34		$6.90	$6.04	$4.18	$6.29	$6.10

Total Investment Return Based on(b):
Market value	9.70%		21.73%	58.26%	(28.40% )	10.18%	13.43%
Net asset value	9.93%		18.63%	45.66%	(24.32% )	15.62%	9.48%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(c):
Net assets applicable to common shareholders, end of period (000 omitted)	$2,022,343		$1,897,181	$1,703,352	$1,284,318	$1,853,448	$1,712,017
Average net assets applicable to common shareholders (000 omitted)	$1,907,154		$1,753,665	$1,457,521	$1,741,104	$1,763,579	$1,689,100
Net operating expenses	1.55%	(d)	1.89%	2.20%	1.85% (e)	1.24% (e)	1.22% (e)
Net operating expenses without reimbursement	1.55%	(d)	1.89%	2.22% (f)	–	–	–
Net operating expenses, excluding interest expense	1.05%	(d)	1.19%	1.37%	1.22%	1.24%	1.22%
Net investment income	5.43%	(d)	5.44%	6.40%	5.51%	4.80%	4.65%
Portfolio turnover	39%		67%	68%	58%	32%	21%
Senior securities (loan facility) outstanding (000 omitted)	$600,000		$600,000	$600,000	$520,000	–	–
Senior securities (preferred stock) outstanding (000 omitted)	–		–	–	–	$600,000	$600,000
Asset coverage ratio on revolving credit facility at period end(g)	437%		416%	384%	347%	–	–
Asset coverage per $1,000 on revolving credit facility at period end	$4,371		$4,162	$3,839	$3,470	–	–
Asset coverage ratio on preferred stock at period end(g)	–		–	–	–	409%	385%
Asset coverage per share on preferred stock at period end	–		–	–	–	$102,227	$96,334

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(c)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios of net investment income before preferred stock dividends to average net assets of common shareholders are 5.43%, 5.44%, 6.40%, 6.44%, 6.65% and 4.65% for the six months ended April 30, 2011 and the fiscal years ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.
(d)	Annualized.
(e)	Includes expenses of both preferred and common stock.
(f)	In 2009, the Fund filed a non-routine proxy to consider approval of a new sub-advisory agreement among the Fund, Investment Manager, and Sub-Adviser. The Fund and the Investment Manager agreed to each bear equal responsibility with respect to the costs of soliciting proxies associated with the non-routine item.
(g)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Auction Market Preferred Stock, for investment purposes by the amount of any borrowings.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited)

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund will seek to achieve its investment objective through investment in Australian and Asian debt securities. In order to comply with a rule adopted by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”) regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Asia-Pacific Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days prior written notice to shareholders. There can be no assurance that the Fund will achieve its objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars. The U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price. Effective January 1, 2011, if there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Board is used. Prior to January 1, 2011, if there was no sale price, the last quoted bid price provided by an independent pricing service was used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Management has concluded there is no significant effect on the value of the portfolio due to the change in methodology. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is principally traded or by application of a valuation factor by an independent pricing service to the last sales price as further discussed below. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

For the six months ended April 30, 2011, other than described above there have been no significant changes to the valuation procedures approved by the Board.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value. The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

Assets	Level 1*	Level 2*	Level 3
Fixed Income Investments
Australia	$–	$1,009,112,208	$–
Canada	–	1,295,258	–
China	–	179,490,444	–
France	–	9,802,307	–
Germany	–	27,098,565	–
Hong Kong	–	175,602,867	–
India	–	123,521,790	–
Indonesia	–	138,992,574	–
Malaysia	–	131,365,875	–
Netherlands	–	26,018,695	–
Norway	–	5,246,467	–
Philippines	–	143,245,885	–
Republic of South Korea	–	273,490,140	–
Singapore	–	75,752,993	–
Spain	–	6,197,463	–
Supranational	–	60,426,584	–
Switzerland	–	1,455,269	–
Thailand	–	75,825,691	–
United Kingdom	–	23,365,055	–
United States	–	22,227,599	–
Total Fixed Income Investments	–	2,509,533,729	–
Short-Term Investments	–	26,536,000	–
Total Investments	$–	$2,536,069,729	$–
Other Financial Instruments
Interest Rate Swap Agreements	$–	$327,803	$–
Futures Contracts	165,595	–	–
Forward Foreign Currency Exchange Contracts	–	7,358,625	–
Total Other Financial Instruments	$165,595	$7,686,428	$–
Total Assets	$165,595	$2,543,756,157	$–

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Liabilities	Level 1	Level 2	Level 3
Other Financial Instruments
Interest Rate Swap Agreements	$–	$(13,216,880)	$–
Futures Contracts	(1,120,916)	–	–
Forward Foreign Currency Exchange Contracts	–	(7,218,036)	–
Total Liabilities – Other Financial Instruments	$(1,120,916)	$(20,434,916)	$–

For further information, please refer to the Portfolio of Investments that begins on page 8.

*	For the six months ended April 30, 2011, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

For the six months ended April 30, 2011, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $26,536,000 as of April 30, 2011.

(c) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Swaps:

During the six-month period ended April 30, 2011, the Fund entered into interest rate swaps in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return or as a tool to hedge the leverage and also manage the local interest rate exposure of the Fund. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions.

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. Their use allows the separation of decision making between markets and currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forwards prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. During the six months period ended April 30, 2011, forward contracts were used to both neutralize the currency exposure of the Fund relative to its benchmark and to overlay active currency decisions.

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish the Fund’s positions may not exceed 5% of the Fund’s net asset value (“NAV”) after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract expires or is closed the gain (loss) is realized and is presented in the Statement of Operations as a net realized gain (loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. During the six months ended April 30, 2011, futures contracts were used to hedge the duration of the Fund against its benchmark and to manage the overall duration of the Fund.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Summary of Derivative Instruments:

The Fund has adopted Accounting Standards Codification 815, “Derivatives and Hedging.” The Fund may use derivatives for various purposes. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2011:

	Asset Derivatives		Liability Derivatives
	2011		2011
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments and risk exposure

Interest rate swaps (interest rate risk)	Unrealized appreciation on interest rate swaps	$327,803	Unrealized depreciation on interest rate swaps	$13,216,880

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	7,358,625	Unrealized depreciation on forward foreign currency exchange contracts	7,218,036

Futures contracts (interest rate risk)*	Unrealized appreciation on futures contracts	165,595	Unrealized depreciation on futures contracts	(1,120,916)
Total		$7,852,023		$19,314,000

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations

Six Months Ended April 30, 2011

Amount of Realized Gain or (Loss) on

Derivatives Recognized in Operations

Derivatives Not accounted for as Hedging Instruments under Codification 815	Location of Gain or (Loss) on Derivatives Recognized in Operations	Realized Gain or (Loss ) on Derivatives Recognized In Operations	Change in Unrealized Gain or (Loss) on Derivatives Recognized In Operations
	Realized and Unrealized Gains/(Losses) on Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Interest rate swaps (interest rate risk)		$(4,922,416)	$6,028,618

Forward foreign exchange contracts (foreign exchange risk)		(294,707)	(1,425,029)

Futures contracts (interest rate risk)		(1,983,825)	247,545
Total		$(7,200,948)	$4,851,134

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type of derivative activity for the second quarter of the period ended April 30, 2011. The volume of activity of futures increased throughout the period. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	(343)	(34,382,235)
2nd Quarter	(1,135)	(556,769,382)

The volume of activity of interest rate swaps was consistent through the period. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	1,107,500,000
2nd Quarter	1,111,333,333

Information about forward foreign currency contracts reflected as of the date of this reports is generally indicative of the type of activity for the second quarter of the period ended April 30, 2011. The quarterly weighted average contracts and notional values were as follows:

Quarter	Average Notional Value
1st Quarter	569,998,744
2nd Quarter	633,696,160

The Fund values derivatives at fair value, as described in this note, and recognizes changes in fair value currently in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

(e) Credit-Linked Notes:

The Fund may invest in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933, as amended. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

(f) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

(g) Distributions:

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

(h) Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian Dollar as

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

the functional currency. Accordingly, only realized currency gains/(losses) resulting from the repatriation of Australian Dollars into U.S. Dollars are recognized for U.S. federal tax purposes.

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the period ended October 31, 2010 are subject to such review.

(i) Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Management Investment Services Limited (the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1.75 billion and 0.45% of Managed Assets in excess of $1.75 billion. Managed Assets are defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $1,292,895 to the Investment Adviser during the six months ended April 30, 2011. As compensation for its services under the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee paid by the Investment Manager in the amount of $100,000, to be paid in monthly increments.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. During the six months ended April 30, 2011, the Fund incurred fees of approximately $248,085. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

3. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2011, were $952,377,340 and $976,680,468, respectively.

4. Common Stock

There are 400 million shares of $0.01 par value common stock authorized. At April 30, 2011, there were 260,975,744 shares issued and outstanding.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the six months ended April 30, 2011 and fiscal year ended October 31, 2010, the Fund did not repurchase any shares through this program.

5. Revolving Credit Facility

On April 13, 2011, the Fund renewed a $600 million loan facility with a 364-day term with a syndicate of major financial institutions led by The Bank of Nova Scotia. As of April 30, 2011, the balance of the loan outstanding was $600 million, and the average interest rate on the loan facility was 1.58%. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the loan facility may be invested at higher rates than incurred under the facility. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. For the six months ended April 30, 2011, the impact of the leverage on the NAV attributable to shareholders was 2.1%. Bond movements made a negative contribution to the Fund while the gross yield differential and currency movements both made a positive contribution.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser, or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain a NAV of no less than $1 billion.

6. Portfolio Investment Risks

(a) Credit and Market Risk:

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

(b) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

(c) Concentration Risk:

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Cost of Investments

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2011 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$2,277,110,848	$263,538,013	$4,579,132	$258,958,881

9. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements other than the following disclosed subsequent event.

The Fund declared monthly distributions of $0.035 cents per share payable on June 17, 2011 and July 15, 2011 to shareholders of record as of May 31, 2011 and June 30, 2011, respectively.

Supplemental Information (unaudited)

April 30, 2011

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Tuesday, March 15, 2011 at 1735 Market Street, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

1.	To elect two directors to serve as Class II directors for three year terms and until their successors are duly elected and qualify:

	Votes For	Votes Withheld
P. Gerald Malone	218,589,794	4,834,928
Peter D. Sacks	218,989,824	4,397,406

Directors whose term of office continued beyond this meeting are as follows: Martin J. Gilbert, Neville J. Miles, William J. Potter, John T. Sheehy, and Brian M. Sherman.

Aberdeen Asia-Pacific Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Brian M. Sherman

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Lucia Sitar, Vice President

Martin Gilbert, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Anthony Michael, Vice President

Jennifer Nichols, Vice President

Victor Rodriguez, Vice President

Timothy Sullivan, Vice President

Sharon Greenstein, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Management Investment Services Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2011, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the NYSE Amex Equities Exchange under the symbol “FAX”. Information about the Fund’s net asset value and market price is available at www.aberdeenfax.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics.

      Not applicable to this filing.

Item 3 – Audit Committee Financial Expert.

      Not required to be included in this filing.

Item 4 – Principal Accountant Fees and Services.

      Not required to be included in this filing.

Item 5 – Audit Committee of Listed Registrants.

      Not required to be included in this filing.

Item 6 – Investments.

    (a) Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

    (b) Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

    Not required to be included in this filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a) The information in the table below is as of April 30, 2011.

Individual & Position	Services Rendered	Past Business Experience

Nick Bishop	Responsible for portfolio management	Currently Portfolio Manager. He joined Aberdeen in 2007 following the acquisition of Deutsche Asset Management (Australia) Limited. Previously he worked at Deutsche since 1998 as a member of the UK macro team.

        (2)

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Nick Bishop	4	$3,361.81	32	$5,432.01	108	$21,361.22

Total assets are as of April 30, 2011 and have been translated to U.S. dollars at a rate of £1.00 = $1.66795.

There are no accounts with respect to which part of the advisory fee is based on the performance of the account.

(3)    The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Manager and its Investment Adviser (the “Aberdeen Group”) as of October 31, 2010.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long-term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment. In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus

The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group’s profitability.

Staff performance is reviewed formally once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of the portfolio management teams bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. The split between the two will vary but generally 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature. Each fund’s performance is judged against the benchmark as listed below over a broad time frame invested to capture relevant performance.

Portfolio manager performance on investment matters are judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment.

Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

(4)(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of April 30, 2011
Nick Bishop	$0

(b) On June 21, 2011, Stuart Gray resigned his employment at Aberdeen Asset Management Asia Limited, the Registrant’s Investment Manager. Other than Mr. Gray’s resignation, during the period ended April 30, 2011, there were no changes in any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on January 7, 2011.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1 through November 30, 2010	0	0	0	26,097,574
December 1 through December 31, 2010	0	0	0	26,097,574
January 1 through January 31, 2011	0	0	0	26,097,574
February 1 through February 29, 2011	0	0	0	26,097,574
March 1 through March 31, 2011	0	0	0	26,097,574
April 1 through April 30, 2011	0	0	0	26,097,574
Total	0	0	0	-

1    The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2011, there were no material changes to the policies by which stockholders may recommend nominees to the Fund’s Board.

Item 11 – Controls and Procedures.

(a)

It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 7, 2011

By:	/s/ Andrea Melia
Andrea Melia,
Treasurer of Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 7, 2011

Exhibit List

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications